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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 27, 2001


                           CHORDIANT SOFTWARE, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                    000-29357                 93-1051328
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


                   20400 Stevens Creek Boulevard, Suite 400
                           Cupertino, CA 95014-2217
             (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code:  (408) 517-6100
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On March 27, 2001, Chordiant Software, Inc. ("Chordiant") completed its previously announced acquisition of Prime Response, Inc. ("Prime Response") in a stock-for-stock transaction. Prime Response was acquired pursuant to an Agreement and Plan of Merger and Reorganization, dated as of January 8, 2001 (the "Reorganization Agreement"), by and among Chordiant, Prime Response and Puccini Acquisition Corp., a wholly owned subsidiary of Chordiant ("Merger Sub"). Pursuant to the Reorganization Agreement, Merger Sub was merged with and into Prime Response, with Prime Response as the surviving corporation (the "Merger"). As a result of the Merger, Prime Response became a wholly owned subsidiary of Chordiant. In connection with the Merger, each outstanding share of Prime Response common stock was exchanged for 0.6 of a share of Chordiant common stock, resulting in the issuance of an aggregate of approximately 12 million shares of Chordiant common stock for all outstanding shares of Prime Response common stock. Chordiant also assumed all outstanding options and warrants to purchase shares of Prime Response common stock.

     The Merger is intended to qualify as tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and will be accounted for as a purchase. The description contained in this Item 2 of the Merger and the other transactions contemplated by the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement, a copy of which was previously filed as Exhibit 2.1 to Chordiant's Form 8-K filed with the Securities and Exchange Commission (the "Commission") on January 17, 2001.

     Prime Response is a provider of integrated relationship marketing software solutions that enable businesses with large customer bases to create, execute and refine highly targeted Internet, wireless and traditional marketing campaigns that build more loyal and profitable customer relationships.

     On March 27, 2001, Chordiant and Prime Response issued a joint press release entitled, "Chordiant Software Completes Acquisition of PrimeResponse," relating to the consummation of the Merger. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of business acquired.

     The consolidated financial statements of Prime Response, Inc. and related accountants' report included at pages F-38 through F-58 of Amendment No. 1 to the Registration Statement on Form S-4 (Registration No. 333-54856) filed by the registrant, Chordiant, with the Commission on February 26, 2001, are herein incorporated by reference. Copies of such consolidated financial statements are attached hereto as Exhibit 99.2.

     (b)  Pro forma financial information.
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     The unaudited pro forma condensed combined financial information included at pages 157 through 163 of Amendment No. 1 to the Registration Statement on Form S-4 (Registration No. 333-54856) filed by the registrant, Chordiant, with the Commission on February 26, 2001, is herein incorporated by reference. A copy of such financial information is attached hereto as
     Exhibit 99.3.

     (c)  Exhibits.

Exhibit No.    Description
-----------    -----------

2.1 Agreement and Plan of Merger and Reorganization, dated as of January 8, 2001, by and among Chordiant Software, Inc., a Delaware corporation, Puccini Acquisition Corp., a Delaware corporation, and Prime Response, Inc., a Delaware corporation, previously filed as Exhibit 2.1 to the Form 8-K filed by Chordiant Software, Inc. on January 17, 2001, and incorporated herein by reference.

23.1           Consent of PricewaterhouseCoopers LLP.

99.1 Joint press release of Chordiant Software, Inc. and Prime Response, Inc., dated March 27, 2001.

99.2 Consolidated Financial Statements of Prime Response, Inc., previously filed at pages F-38 through F-58 of Amendment No. 1 to the Registration Statement on Form S-4 (Registration No. 333-54856) filed by Chordiant Software, Inc. on February 26, 2001, and both incorporated herein by reference and included herewith.

99.3 Unaudited Pro Forma Condensed Combined Financial Information, previously filed at pages 157 through 163 of Amendment No. 1 to the Registration Statement on Form S-4 (Registration No. 333-54856) filed by Chordiant Software, Inc. with the Commission on February 26, 2001, and both incorporated herein by reference and included herewith.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CHORDIANT SOFTWARE, INC.


                                    By: /s/ Steve G. Vogel
                                       ----------------------------------------
                                    Name:   Steve G. Vogel
                                    Title:  Chief Financial Officer

Dated:  April 10, 2001
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                               INDEX TO EXHIBITS
                               -----------------

2.1 Agreement and Plan of Merger and Reorganization, dated as of January 8, 2001, by and among Chordiant Software, Inc., a Delaware corporation, Puccini Acquisition Corp., a Delaware corporation, and Prime Response, Inc., a Delaware corporation, previously filed as Exhibit 2.1 to the Form 8-K filed by Chordiant Software, Inc. on January 17, 2001, and incorporated herein by reference.

23.1           Consent of PricewaterhouseCoopers LLP.

99.1 Joint press release of Chordiant Software, Inc. and Prime Response, Inc., dated March 27, 2001.

99.2 Consolidated Financial Statements of Prime Response, Inc., previously filed at pages F-38 through F-58 of Amendment No. 1 to the Registration Statement on Form S-4 (Registration No. 333-54856) filed by Chordiant Software, Inc. on February 26, 2001, and both incorporated herein by reference and included herewith.

99.3 Unaudited Pro Forma Condensed Combined Financial Information, previously filed at pages 157 through 163 of Amendment No. 1 to the Registration Statement on Form S-4 (Registration No. 333-54856) filed by Chordiant Software, Inc. with the Commission on February 26, 2001, and both incorporated herein by reference and included herewith.